Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE SEPTEMBER 2023

1 www.murphyoilcorp.com NYSE: MUR Cautionary Statement Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets, banking system or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company ; therefore, we encourage investors, the media, business partners and others interested in the company to review the information we post on our website . The information on our website is not part of, and is not incorporated into, this report . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix .

2 www.murphyoilcorp.com NYSE: MUR Agenda 01 04 Murphy at a Glance Murphy Exploration 02 05 Murphy Priorities Looking Ahead 03 Murphy Portfolio

3 www.murphyoilcorp.com NYSE: MUR Murphy at a Glance Onshore United States • Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres • Produced 35.2 MBOEPD in 2Q 2023, comprised of 76% oil and 89% liquids Onshore Canada • Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 340.5 MMCFD in 2Q 2023 • Kaybob Duvernay ~600 future locations on ~150,000 net acres, produced 4.5 MBOEPD in 2Q 2023 2 Offshore Deepwater Gulf of Mexico • Fifth largest producer in the Gulf of Mexico, produced 83.5 MBOEPD 1 in 2Q 2023 Exploration • Exploration portfolio spans ~6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil, Côte d’Ivoire and Vietnam • Total risked mean resource potential is approximately equal to Murphy’s 2022 total proved reserves Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside US Onshore Offshore Canada Onshore 25% 27% 48% 2022 Proved Reserves 1 697 MMBOE 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2022 third - party audited volumes using SEC pricing 2 Including locations, acreage, and production associated with onshore Canada transaction Note: Future locations and net acres as of December 31, 2022 19% 47% 34% 184 MBOEPD 2Q 2023 Production 1

4 www.murphyoilcorp.com NYSE: MUR Why Murphy Oil? Sustainable, multi - basin oil and natural gas assets that are safely operated with low carbon emissions intensity across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to more than 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR CONTINUED ENVIRONMENTAL STEWARDSHIP Highlights From Fifth Sustainability Report Taking Action to Drive Benefit for All Stakeholders STRONG GOVERNANCE OVERSIGHT POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES ADVANCING OUR CLIMATE GOALS 15 - 20% REDUCTION IN GHG EMISSIONS INTENSITY by 2030 compared to 2019 HIGHEST WATER RECYCLING RATIO in company history ZERO ROUTINE FLARING by 2030 ZERO IOGP SPILLS in 2021 and 2022 LOWEST EMISSIONS INTENSITIES since 2013 AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS by the Greater Houston Partnership in 2021 and 2022 UNITED STATES PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank in 2021 and 2022 CHAIRMAN’S DIVISION by United Way of Greater Houston for past eight years CONSISTENTLY OUTPERFORMING US Bureau of Labor Statistics for industry TRIR and LTIR minority representation among US employees 33% in charitable contributions over the last three years $3 MILLION more than students received El Dorado Promise scholarships since 2007 3,200 more than third consecutive year of THIRD - PARTY ASSURANCE of GHG Scope 1 and 2 data GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN added in 2021 Well - defined BOARD AND MANAGERIAL OVERSIGHT and management of ESG matters ESG METRICS IN ANNUAL INCENTIVE PLAN increased weighting from 15% to 20% in 2022 RATED #1 OPERATOR IN ESG PERFORMANCE IN NORTH AMERICA by Rystad Energy, based on 2021 data

6 www.murphyoilcorp.com NYSE: MUR MURPHY PRIORITIES

7 www.murphyoilcorp.com NYSE: MUR Advancing Strategic Priorities • Prioritize capital allocation framework to achieve targeted $500 MM debt reduction goal for FY 2023 1 • Advance Murphy 2.0 of capital allocation framework with 25% of adjusted FCF 2 allocated to shareholder returns primarily through share buybacks • Utilize proceeds from non - core divestiture to progress capital allocation framework DELEVER • Complete 2023 onshore well program while continuing to improve downtime and base production decline rates • Maintain high uptime performance in Gulf of Mexico • Advance Lac Da Vang field development plan in Vietnam following recent government approval • Maintain strong safety culture with improving environmental performance EXECUTE • Initiate new exploration focus area in Côte d’Ivoire • Resume drilling operated Oso #1 well in Gulf of Mexico in 3Q 2023 • Progress development of Longclaw #1 discovery EXPLORE RETURN Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels 1 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023 2 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

8 www.murphyoilcorp.com NYSE: MUR $- $1,000 $2,000 $3,000 $4,000 $- $2,500 $5,000 $7,500 $10,000 Cumulative Shareholder Returns ($MM) Market Cap ($MM) Long History of Benefitting Shareholders • Over a 60 - year history of paying dividends • One of three companies with market cap < $10 BN that did not issue equity from 2013 to 2022 $3.4 Billion Returned to Shareholders Since 2013 > $1.6 Billion in Share Repurchases Since 2013 > $ 6.7 Billion Returned to Shareholders Since 1961 > Source: Company documents and Bloomberg as of August 30, 2023. Cumulative Shareholder Returns include all dividends and share buybacks from January 1, 2013 to August 30, 2023 Peers include AR, CHRD, CIVI, CNX, CPE, CRGY, CRK, DEN, ESTE, GPOR, HPK, KOS, MGY, MTDR, MUR, PR, RRC, SM, SWN, TALO, VTLE, WTI * Financial restructuring occurred during time period Peer Cumulative Shareholder Returns vs Market Cap < $10 BN Since 2013 Average: $432 MM MUR * * * *

9 www.murphyoilcorp.com NYSE: MUR Capital Allocation Framework Reducing Long - Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework 1 1 The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, developm ent costs and operating expenses, as well as any high - return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company’s targets might be achieve d. 2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5 - 1 trading plans and under Rule 10b - 18 of the Exchange Act. This repurcha se program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors 3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023 Cash Flow From Operations Before WC Change ( - ) Capital expenditures = Free Cash Flow ( - ) Distributions to NCI and projected payments 3 ( - ) Quarterly dividend ( - ) Accretive acquisitions = Adjusted Free Cash Flow (Adjusted FCF) Adjusted Free Cash Flow Formula Initial $300 MM Share Repurchase Program 2 Authorized by Board Murphy 2.0 – Long - Term Debt of $1.0 BN – $1.8 BN • ~75% of adjusted FCF allocated to debt reduction • ~ 25% distributed through share buybacks and potential dividend increases

10 www.murphyoilcorp.com NYSE: MUR MURPHY PORTFOLIO

11 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions Acreage as of August 1, 2023 Eagle Ford Shale Acreage CATARINA TILDEN KARNES 2Q 2023 35 MBOEPD, 89% Liquids • 17 operated wells online – 9 Catarina, 8 Tilden Strong Performance Across Locations • Optimized completions design continues to outperform expectations • Jambers wells outperforming pre - drill forecast • Tyler Ranch wells in - line with pre - drill forecast • 1,200 BOEPD average Tilden IP30, 85% oil 3Q 2023 Well Delivery Schedule • 7 operated wells online – 4 Catarina, 3 Tilden • 2 non - operated wells online in Tilden Tilden Performance – Jambers Wells Average Cum MBO 0 20 40 60 80 100 120 0 30 60 90 120 Days Online Murphy Acreage 2023 Well Average Historical Well Average

12 www.murphyoilcorp.com NYSE: MUR 0 200 400 600 800 1,000 1,200 0 30 60 90 Days Online Tupper Montney New Completions Design Drives Strong Well Performance Tupper Montney Acreage Murphy Acreage Facility Acreage as of August 1, 2023 5 0 Miles 2Q 2023 341 MMCFD Net • 10 operated wells online New Completions Design Enhancing Well Performance • Applying learnings from Eagle Ford Shale to Tupper Montney • Optimizing fracs in real - time • Achieving some of highest IP30 rates in company history • 7 wells average > 18 MMCFD each • 2 wells each achieved new company record > 23 MMCFD Tupper Montney Well Performance – New Completions Design Average Cum MMCF 2023 Well Average Historical Well Average

13 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay and Placid Montney Acreage Map acreage as of August 1, 2023 Kaybob North Kaybob East Simonette Kaybob West Saxon Two Creeks Placid Murphy Acreage Facility Battery 6 0 Miles Pipeline Wells Divestment Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Two Creeks 28,064 984 130 Kaybob East 32,825 984 142 Kaybob West 26,192 984 113 Kaybob North 23,604 984 103 Total 110,685 488 Post - Close Kaybob Duvernay Well Locations 2 Accelerating Value of Non - Core Assets 1 • C$150 MM before - tax net proceeds • Expected close 3Q 2023, effective date Mar 1, 2023 • Currently producing ~1.7 MBOEPD, 39% oil • 5.3 MMBOE net proved reserves 2 Operated Saxon and Simonette , 70% WI • Duvernay rights across ~59,000 gross acres, ~42,000 net acres • 157 gross locations, 110 net locations Non - operated Placid, 30% WI • Montney rights across ~77,000 gross acres, ~26,000 net acres • 93 gross locations, 28 net locations Onshore Canada Transaction Summary Monetizing Non - Core Portion of Canadian Assets 1 Subject to customary closing adjustments and conditions 2 As of December 31, 2022

14 www.murphyoilcorp.com NYSE: MUR Offshore Update Executing Highly - Accretive Development Projects 2Q 2023 87 MBOEPD, 80% Oil Total Offshore • Well performance continuing to exceed expectations Development and Tieback Projects • Completing operated Dalmatian #1 (DeSoto Canyon 90) well in 3Q 2023 • Commencing drilling operated Marmalard #3 (Mississippi Canyon 255) well in 3Q 2023 Non - Operated Projects • St. Malo waterflood continuing ahead of first water injection in 2H 2024 • Terra Nova anticipated return to production at year - end 2023 Gulf of Mexico Development and Tieback Projects Field Drilling Completions Online Samurai 1Q 2023 1Q 2023 Dalmatian 3Q 2023 4Q 2023 Marmalard 4Q 2023 1H 2024 Lucius (non - op) 4Q 2023 – 1Q 2024 1H 2024 St. Malo (non - op) 1Q 2024 2H 2024 Drilling in progress Planned well Drilled well Offshore Canada Development Projects Field Activity Online Terra Nova (non - op) FPSO asset life extension YE 2023 Hibernia (non - op) 2 development wells FY 2023

15 www.murphyoilcorp.com NYSE: MUR Vietnam Development Update Cuu Long Basin, Vietnam Acreage as of August 1, 2023 Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% Block 15 - 1/05, Lac Da Vang (LDV) • Received government approval for field development plan • Progressing field development plan ahead of final project sanction Murphy WI Block Murphy Inventory Discovered Field Cuu Long Basin 15 - 1 LAC DA VANG LAC DA HONG HAI SU VANG LAC DA TRANG DISCOVERY LAC DA TRANG WEST LAC DA TRANG NORTHWEST BLOCK 15 - 01/05 15 km

16 www.murphyoilcorp.com NYSE: MUR MURPHY EXPLORATION

17 www.murphyoilcorp.com NYSE: MUR Acreage as of August 1, 2023 1 Société Nationale d’Opérations Pétrolières de la Côte d’Ivoire New Country Entry Expanding Exploration Focus to Côte d’Ivoire Tano Basin Murphy WI Block Other Block Discovery Discovered Field CÔTE D’IVOIRE GHANA CI - 102 CI - 531 CI - 103 CI - 709 CI - 502 Paon Baleine Pecan TEN Jubilee 50 0 kilometers Sankofa Asset Overview • Blocks CI - 102, CI - 502, CI - 531 and CI - 709 • Murphy 90% (Op), PETROCI 1 10% • Block CI - 103 • Murphy 85% (Op), PETROCI 1 15% • Includes undeveloped Paon discovery • Commitment to submit viable field development plan by YE 2025 • ~1.5 MM gross acres, equivalent to 256 Gulf of Mexico blocks • No well commitment for initial two - year exploration phase • Adjacent to oil discoveries, including Baleine • Identified diverse opportunity set across various exploration play types

18 www.murphyoilcorp.com NYSE: MUR Exploration Update Advancing Gulf of Mexico Operated Exploration Plans Longclaw #1, Green Canyon 433 • Murphy 14.5% (Op) • Progressing development of discovery Oso #1, Atwater Valley 138 • Murphy 33.34% (Op) • Temporarily suspended drilling prior to reaching objective • Expected to resume drilling in 3Q 2023 • Mean to upward gross resource potential • 155 – 320 MMBOE Acreage as of August 1, 2023 Gulf of Mexico Exploration Area Offshore Platform FPSO Murphy WI Block Planned Well Discovery Key Exploration Project March 2023 Lease Sale Blocks GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Front Runner Medusa Delta House King’s Quay Dalmatian S. Eden Park Calliope Nearly Headless Nick Rushmore Guilder Silver Dollar West Silver Dollar Oso Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Kodiak

19 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

20 www.murphyoilcorp.com NYSE: MUR 3Q 2023 Guidance • 188 – 196 MBOEPD 1 • 99 MBOPD or 52% oil, 58% liquids volumes • Includes: • 4.6 MBOEPD for assumed Gulf of Mexico storm downtime • 2.9 MBOEPD for operated downtime, primarily onshore • $215 MM accrued CAPEX, excluding acquisition - related costs FY 2023 Guidance • 180 – 186 MBOEPD • 53% oil, 59% liquids volumes • Oil volumes 8% above FY 2022, total production 10% higher than FY 2022 • $950 MM – $1.025 BN accrued CAPEX, excluding acquisition - related costs Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 37% average working interest FY 2023E Onshore Wells Online 0 5 10 15 20 25 30 35 1Q 2023A 2Q 2023A 3Q 2023E 4Q 2023E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2023 Capital and Production Plan Increasing Oil - Weighted Production With Disciplined Spending FY 2023E Production By Area 48% 34% 18% 183 MBOEPD Offshore US Onshore Canada Onshore 1 3Q 2023 guidance assumes C$2.79 / MMBTU AECO Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise stated

21 www.murphyoilcorp.com NYSE: MUR North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2022, excluding Saxon and Simonette well locations associated with onshore Canada transaction Note: Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. T upper Montney inventory assumes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program. Eagle Ford Shale and Kaybob Duvernay > 15 years of inventory < $40 / BBL > 55 years of total inventory ~12 years of Eagle Ford Shale inventory < $40 / BBL Tupper Montney > 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations - 100 200 300 400 500 600 700 < $1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) 0 100 200 300 400 500 600 <$40 $40-$50 $50-$60 >$60 Break Even Oil Price ($ / BBL WTI) Eagle Ford Shale Kaybob Duvernay

22 www.murphyoilcorp.com NYSE: MUR Offshore Development Opportunities Multi - Year Inventory of High - Return Projects 0 5 10 15 20 25 30 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects 71% 20% 9% Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$325 MM from FY 2023 – FY 2027 • Projects include • 26 projects – 125 MMBOE of total resources with < $35 / BBL WTI breakeven • 5 projects – 45 MMBOE of total resources with $35 to $50 / BBL WTI breakeven As of December 31, 2022 Note: Breakeven rates are based on current estimated costs at a 10% rate of return Gulf of Mexico SE Asia Offshore Canada

23 www.murphyoilcorp.com NYSE: MUR Disciplined Strategy Leads to Long - Term Value With Current Assets 1 Assumes $75 WTI oil price, $5.00 HH natural gas price in FY 2023 and no exploration success 2023 2024 2025 2026 2027 • Realizing average annual production of ~210 MBOEPD with ~53% average oil weighting • Reinvesting ~40% of operating cash flow 1 • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Achieving metrics that are consistent with an investment grade rating • Exploration portfolio provides upside to plan • Allocating capital to high - returning investment opportunities • Reducing debt by $500 MM in YE 2023 1 • Reinvesting ~40% of operating cash flow 1 to maintain average 55% oil - weighting • Delivering average production of ~195 MBOEPD with CAGR of ~8% • Maintaining offshore production average of ~97 MBOEPD, ~50% of total production • Spending annual average CAPEX of ~$900 MM • Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering • Drilling high - impact, operated exploration wells LONG - TERM NEAR - TERM DELEVER EXECUTE EXPLORE RETURN

24 www.murphyoilcorp.com NYSE: MUR Positioned for Long - Term Value Creation Diverse, multi - basin portfolio with significant inventory of low - breakeven wells and projects Targeted low - cost exploration optionality provides upside and longevity Ongoing operational excellence from high - performing, oil - weighted assets Long - term, durable shareholder returns with disciplined balance sheet management 1 2 3 4

25 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE SEPTEMBER 2023

26 www.murphyoilcorp.com NYSE: MUR Appendix 1 Glossary of Abbreviations 2 3 Q 2023 Guidance 3 Current Fixed Price Contracts 5 Acreage Maps 4 Supplemental Information

27 www.murphyoilcorp.com NYSE: MUR AECO: Alberta Energy Company, the Canadian benchmark price for natural gas BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling and completions DD&A: Depreciation, depletion and amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico IP: Initial production rate LOE: Lease operating expense MBO: Thousands barrels of oil MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MBOPD: Thousands of barrels of oil per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NGL: Natural gas liquids ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

28 www.murphyoilcorp.com NYSE: MUR 3Q 2023 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 27,000 4,900 27,900 36,600 – Gulf of Mexico excluding NCI 1 65,900 6,200 66,200 83,100 Canada – Tupper Montney – – 380,400 63,400 – Kaybob Duvernay and Placid Montney 2,900 700 12,700 5,700 – Offshore 2,900 – – 2,900 Other 300 – – 300 3Q Production Volume (BOEPD) excl. NCI 1 188,000 – 196,000 3Q Exploration Expense ($MM) $32 Full Year 2023 CAPEX ($MM) excl. NCI 2 $950 – $1,025 Full Year 2023 Production Volume (BOEPD) excl. NCI 3 180,000 – 186,000 1 Excludes noncontrolling interest of MP GOM of 5,700 BOPD oil, 200 BOPD NGLs and 2,100 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $72 MM and acquisition - related costs of $45 MM 3 Excludes noncontrolling interest of MP GOM of 6,100 BOPD oil, 200 BOPD NGLs and 2,100 MCFD gas

29 www.murphyoilcorp.com NYSE: MUR Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 7/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 7/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 As of August 1, 2023 Note: These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustmen t

30 www.murphyoilcorp.com NYSE: MUR Financial Results Strengthening Balance Sheet Solid Foundation to Weather Commodity Price Cycles • Targeting $500 MM debt reduction goal in FY 2023 1 • $1.1 BN of liquidity on Jun 30, 2023 Long - Term Debt Profile • Total bonds outstanding: $1.82 BN • Weighted avg fixed coupon: 6.1% • Weighted avg years to maturity: 7.2 years $0 $250 $500 $750 Note Maturity Profile 2 $MM 10 Year 20 Year Total Debt Outstanding 1 $MM $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023E 1 Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023 2 As of June 30, 2023

31 www.murphyoilcorp.com NYSE: MUR Murphy Ranked Best for 2021 ESG Performance Independent Benchmarking of North American Upstream Companies, July 2023 Source: Rystad Energy Research and Analysis 2023 Peers include AR, ARX.TO, BP, COP, CPK, CTRA, CVE, CVX, EOG, EQT, FANG, HES, MRO, OVV, PXD, RRC, SM, SWN, XOM Spills Diversity Water Management Board Diversity Alternative Energy Other Governance GHG Targets Safety GHG Emissions and Flaring Social Investments Overall ESG Scores for the Top 20 Operators (Maximum Points: 300) Peer Group Consists of 41 of the Largest Unconventional Public Operators in North America Murphy Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 250 0 200 150 100 50

32 www.murphyoilcorp.com NYSE: MUR North America Onshore Well Locations Area Net Acres Reservoir Inter - Well Spacing (ft) Gross Remaining Locations Karnes 10,155 Lower EFS 300 92 Upper EFS 1,000 150 Austin Chalk 1,100 106 Tilden 61,611 Lower EFS 630 215 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 47,733 Lower EFS 560 202 Upper EFS 1,280 195 Austin Chalk 1,600 98 Total 119,549 1,195 Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Two Creeks 28,064 984 130 Kaybob East 32,825 984 142 Kaybob West 26,192 984 113 Kaybob North 23,604 984 103 Total 110,685 488 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2022, excluding Saxon and Simonette well locations associated with onshore Canada transaction Area Net Acres Inter - Well Spacing (ft) Gross Remaining Locations Tupper Montney 118,235 984 - 1323 993 Tupper Montney Well Locations

33 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Peer Acreage Acreage as of August 1, 2023

34 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Peer Acreage SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT Whitecap PLACID CENOVUS 6 Miles KEYERA SIMONETTE PGI PROCESSING KAYBOB PCC GMT HITIC HALO Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of August 1, 2023, including Saxon and Simonette acreage associated with onshore Canada transaction

35 www.murphyoilcorp.com NYSE: MUR Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of August 1, 2023

36 www.murphyoilcorp.com NYSE: MUR Placid Montney Peer Acreage Acreage as of August 1, 2023, including acreage associated with onshore Canada transaction KIWETINOHK ARC PARAMOUNT WHITECAP CENOVUS HWN ENERGY CNRL SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE 6 Miles HALO PGI PROCESSING KAYBOB SPARTAN DELTA I3 RIDGEBACK ARC Open Crown Other Leased Paramount Kiwetinohk CNRL Whitecap Non - Operated Area HWN Energy Facility Battery Ridgeback Murphy Cenovus Halo I3 Energy Spartan Delta Razor RAZOR

37 www.murphyoilcorp.com NYSE: MUR PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 2 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Mormont Murphy 34% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Samurai Murphy 50% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Gulf of Mexico Murphy Blocks Acreage as of August 1, 2023 1 Excluding noncontrolling interest 2 Anadarko is a wholly - owned subsidiary of Occidental Petroleum Gulf of Mexico Assets Offshore Platform FPSO Murphy WI Block Planned Well Discovery Key Exploration Project March 2023 Lease Sale Blocks GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Front Runner Medusa Delta House King’s Quay Dalmatian S. Eden Park Calliope Nearly Headless Nick Rushmore Guilder Silver Dollar West Silver Dollar Oso Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Kodiak

38 www.murphyoilcorp.com NYSE: MUR Offshore Canada Advancing Terra Nova Asset Life Extension Project Acreage as of August 1, 2023 Note: FPSO – Floating production storage and offloading vessel Terra Nova Field, Offshore Canada LABRADOR QUEBEC Kilometers 0 200 NEWFOUNDLAND Terra Nova Murphy WI Block Other Blocks Discovered Field FPSO Terra Nova FPSO • Suncor 48% (Op), Cenovus 34%, Murphy 18% • Partner group advancing asset life extension (ALE) project • Will extend production life by ~10 years • Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support • Partner group to contribute on matching basis Project Schedule • Anticipated return to production at year - end 2023

39 www.murphyoilcorp.com NYSE: MUR Gulf of Mexico Exploration Area Offshore Platform FPSO Murphy WI Block Planned Well Discovery Key Exploration Project March 2023 Lease Sale Blocks Exploration Update Gulf of Mexico Acreage as of August 1, 2023 Interests in 109 Gulf of Mexico OCS Blocks • ~610,000 total gross acres • 65 exploration blocks • Targeting operated exploration program in FY 2023 • Longclaw #1 2Q 2023 discovery • Oso #1 resume drilling 3Q 2023 Federal Lease Sale 259 • Mar 29, 2023 • Awarded 5 exploration blocks GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Front Runner Medusa Delta House King’s Quay Dalmatian S. Eden Park Calliope Nearly Headless Nick Rushmore Guilder Silver Dollar West Silver Dollar Oso Liberty Longclaw Powerball Ninja Cascade Chinook Lucius St. Malo Whydah/Leibniz/ Guadalupe Kodiak

40 www.murphyoilcorp.com NYSE: MUR Exploration Update Salina Basin, Mexico Salina Basin 0 30 Kilometers MEXICO Block 5 Saasken Zama Polok Chinwol Sayulita Yoti Oeste Tulum - 1EXP Acreage as of August 1, 2023 Note: Ownership is comprised of the following subsidiaries: Murphy Sur, S. de R.L. de C.V.; PC Carigali Mexico Operations, S.A. de C.V.; Sierra Offshore Exploration, S. de R.L. de C.V. Murphy WI Block Other Block Drill ed Well Discovery Key Prospect 2023 Industry Well Ix Kan Yatzil Nabte Najaal Jokol Block 5 Overview • Murphy 40% (Op), PC Carigali Mexico 30%, Wintershall Dea 30% • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Evaluating leads / prospects to incorporate recent Tulum - 1EXP well results • Monitoring nearby key 2023 industry wells

41 www.murphyoilcorp.com NYSE: MUR Exploration Update Sergipe - Alagoas Basin, Brazil Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Drilled Well Cutthroat - 1 Acreage as of August 1, 2023 Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM gross acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks • Evaluating future drilling plans with partners

42 www.murphyoilcorp.com NYSE: MUR Exploration Update Potiguar Basin, Brazil Potiguar Basin Petrobras/ Shell Shell Petrobras/ Shell Petrobras Petrobras Petrobras POT - M - 857 POT - M - 863 POT - M - 865 Pitu BRAZIL 0 50 Kilometers Murphy WI Block Other Block Discovered Field Acreage as of August 1, 2023 Asset Overview • Murphy 100% (Op) • Hold WI in 3 blocks, spanning ~775 M gross acres • Proven oil basin in proximity to Pitu oil discovery Extending the Play Into the Deepwater • >2.1 BBOE discovered in basin • Onshore and shelf • Pitu was first step - out into deepwater • Continuing to mature inventory

43 www.murphyoilcorp.com NYSE: MUR Exploration Update Cuu Long Basin, Vietnam Acreage as of August 1, 2023 Asset Overview • Murphy 40% (Op), PetroVietnam Exploration Production 35%, SK Earthon 25% Block 15 - 1/05 • LDT - 1X discovery in 2019 • Maturing remaining exploration upside, has bolt - on resource potential for LDV • Advancing plans for potential exploration well in 2024 Block 15 - 2/17 • 2 - year exploration extension to 4Q 2024 • Seismic reprocessing, geological / geophysical studies ongoing • Advancing plans for potential exploration well in 2024 Cuu Long Basin BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Murphy WI Block Murphy Inventory Discovered Field

44 www.murphyoilcorp.com NYSE: MUR INVESTOR UPDATE SEPTEMBER 2023